EXHIBIT 10.6

                               OPERATING AGREEMENT
                                       OF
                                CRIT-NC III, LLC

         This Operating Agreement (this "Agreement") is made as of March 6, 2001 by and between CRIT-NC III, LLC, a Delaware limited liability company (the "Company"), and CRIT Special II, Inc., a Virginia corporation (the "Sole Member").

                                    RECITALS

         The Company was organized as a Delaware limited liability company pursuant to a Certificate of Formation filed on March 5, 2001. The Company is owned by the Sole Member and has no intention of admitting additional members.

                                    ARTICLE I
                    DEFINITIONS, PURPOSE AND GENERAL MATTERS

         1.1 PURPOSE. The purpose of the Company is to engage in any lawful activity. Without limiting the scope of the foregoing, the Company is authorized
(a) to acquire from Cornerstone Realty Income Trust, Inc., a Virginia corporation, those certain parcels of real property listed on Exhibit A hereto, together with all improvements located thereon (collectively, the "Properties"); and (b) to own, hold, sell, assign, transfer, operate, lease, mortgage, pledge and otherwise deal with the Properties.

         1.2 OPERATING NAMES. The Company may operate under its own name and under such assumed names as it deems appropriate or convenient.

         1.3 QUALIFICATIONS IN OTHER JURISDICTIONS. If required by law, the Company shall promptly qualify or register to transact business in all jurisdictions in which it transacts business as a foreign limited liability company.

         1.4 LIMITED LIABILITY. No member or manager of the Company shall be personally obligated for any debt, obligation or liability of the Company solely by reason of being a member or acting as a manager, except as may be required by applicable law. Such limited liability shall exist to the maximum extent permitted by the Delaware Limited Liability Company Act, as it may be amended or replaced from time to time (the "Act"). As of the date of this Agreement, the Act is set forth in sections 18-101 through -1109 of Title 6 of the Delaware Code.

         1.5 STATUS OF AGREEMENT. This Agreement is intended to serve as a "limited liability company agreement" within the meaning of the Act.

                                   ARTICLE II
                                   MEMBERSHIP

         2.1 ADMISSION OF ADDITIONAL MEMBERS. The Company shall not admit a member in addition to the Sole Member unless all of the following requirements are satisfied: (a) the Sole Member grants prior written consent to the admission of the additional member; (b) the Company and the Sole Member amend or replace this Agreement as may be necessary or appropriate for the purpose of addressing any issues raised by joint or multiple ownership of the Company; and (c) each person or entity who seeks to be admitted as a member of the Company executes the current Operating Agreement of the Company, as amended or replaced in accordance with the preceding clause , and makes any required capital contributions to the Company in full.

         2.2 RESIGNATION. The Sole Member shall not resign or withdraw from the Company, except by operation of law or by transferring its entire interest in the Company in accordance with this Agreement.

                                   ARTICLE III
          MANAGEMENT, PROHIBITED ACTIVITIES AND SEPARATENESS COVENANTS

         3.1 APPOINTMENT OF MANAGER. The Company shall be managed by a single manager (the "Manager"). The Manager may be a person or an entity. The initial Manager of the Company shall be the Sole Member, who shall not resign as the Manager unless a qualified replacement Manager has agreed to become the Manager upon such resignation.

         3.2 TERM OF MANAGER. The Manager's term shall continue until the Manager's resignation, termination by operation of law or death (as applicable for the then current Manager), or removal by the Company. The Company shall be entitled, in its sole discretion, to remove or replace the Manager at any time and for any reason.

         3.3 AUTHORITY OF MANAGER. The Manager shall have the authority to act on behalf of the Company to the maximum extent permitted by the Act. Without limiting the scope of the foregoing, the Manager shall be entitled to appoint any officers of the Company (the "Officers") and to establish the authority, duties, terms and compensation (if any) of the Officers. The parties acknowledge and agree that the Officers also may hold offices in corporations, including but not limited to corporations affiliated with the Sole Member.

         3.4 EXPENSES AND REIMBURSEMENT. The Company shall be responsible for all expenses, costs and liabilities arising from the management, organization or operation of the Company in accordance with this Agreement ("Company Expenses"). The Manager and the Officers shall be entitled to receive prompt reimbursement from the Company to the extent, if any, that they incur any Company Expenses, unless such Company Expenses arose from a violation of this Agreement, willful misconduct or knowing violation of criminal law.

         3.5 MANAGEMENT COMPENSATION. No salary or other compensation shall be paid to the Manager for the Manager's actions on behalf of the Company.

         3.6 CERTAIN PROHIBITED ACTIVITIES. Notwithstanding any provision hereof to the contrary, the following shall govern:

                  (a) The indebtedness of the Company shall consist only of a first lien mortgage on the Properties arising from financing by First Union National Bank (the "Mortgage"), any other indebtedness permitted under the Mortgage, and normal trade accounts payable in the ordinary course of business. For so long as any obligation secured by the Mortgage remains outstanding and not paid in full, the Company shall not incur, assume, or guaranty any indebtedness not permitted hereunder.

                  (b) The Company shall not consolidate or merge with or into any other entity, or convey or transfer its properties and assets substantially as an entirety to any entity, unless:

                           (i)   the   entity   that   is   formed   upon   such
consolidation, that survives such merger (if other than the Company), or that acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety, shall: (A) be organized and existing under the laws of the United States of America or any State or the District of Columbia,
(B) include in its organizational documents the same limitations set forth in this Article II and in Section 2.4 hereof (Separateness Covenants), and (C) expressly assume the due and timely performance of the Company's obligations; and

                           (ii)   immediately   after  giving   effect  to  such
transaction, no default or event of default will have occurred under any agreement to which the Company is a party.

                  (c) For so long as any obligation secured by the Mortgage remains outstanding and not paid in full, the Company shall not voluntarily commence a case with respect to itself, as debtor, under the Federal Bankruptcy Code or any similar federal or state statute without the unanimous consent of the Sole Member's Board of Directors. For so long as any obligation secured by the Mortgage remains outstanding and not paid in full, no material amendment to this Company Agreement may be made without the prior approval of the mortgagee holding the Mortgage.

         3.7 SEPARATENESS COVENANTS. Notwithstanding any provision hereof to the contrary, the following shall govern: For so long as any obligation secured by the Mortgage remains outstanding and not paid in full, in order to preserve and ensure the Company's separate and distinct identity, in addition to the other provisions set forth in this Company Agreement, the Company shall conduct its affairs in accordance with the following provisions:

                  (a) It shall establish and maintain an office through which its business shall be conducted separate and apart from those of the Sole Member and any affiliate and it shall allocate fairly and reasonably any overhead for shared office space.

                  (b) It shall maintain separate records and books of account from those of the Sole Member and any affiliate.

                  (c) All actions by the Company shall be authorized by the Sole Member, who shall observe all necessary formalities in connection with such authorization.

                  (d) It shall not commingle assets with those of the Sole Member or any affiliate.

                  (e) It shall conduct its own business in its own name.

                  (f) It shall maintain financial statements separate from the Sole Member and any affiliate.

                  (g) It shall pay any liabilities out of its own funds, including salaries of any employees, not funds of the Sole Member or any affiliate.

                  (h) It shall maintain an arm's length relationship with the Sole Member and any affiliate.

                  (i) It shall not guarantee or become obligated for the debts of any other person or entity (including, without limitation, the Sole Member or any affiliate) and shall not hold out its credit as being available to satisfy the obligations of others.

                  (j) It shall use stationery, invoices and checks separate from the Sole Member and any affiliate.

                  (k) It shall not pledge its assets for the benefit of any other person or entity (including, without limitation, the Sole Member or any affiliate).

                  (l) It shall hold itself out as an entity separate from the Sole Member and any affiliate.

                  (m) It shall not make any loans or advances to any third party (including, without limitation, any affiliate).

                  (n) It shall comply with its obligations under the agreements and instruments evidencing the Mortgage.

         3.8 DEFINITIONS. For purpose of this Article III, the following terms shall have the indicated meanings:

                  (a) "affiliate" means, with respect to a specified person or entity:

                           (i) any  person  or  entity  directly  or  indirectly
owning, controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities or interests of the specified entity;

                           (ii) any person or entity ten  percent  (10%) or more
of whose outstanding voting securities or interests are directly or indirectly owned, controlled or held with power to vote by the specified person or entity;

                           (iii) any  person or entity  directly  or  indirectly
controlling, controlled by or under common control with the specified person or entity;

                           (iv)  any   officer,   director  or  partner  of  the
specified person or entity;

                           (v) if the specified  person or entity is an officer,
director or partner, any company for which the specified person or entity acts in any such capacity; and

                           (vi) any close  relative  or spouse of the  specified
person.

                  (b) "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

                  (c) "person or entity" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, government or any agency or political subdivision thereof.

                                   ARTICLE IV
                            CAPITAL AND DISTRIBUTIONS

         4.1 CAPITAL CONTRIBUTIONS. The Sole Member has made an initial capital contribution to the Company, and shall be entitled, in its sole discretion, to make additional capital contributions to the Company. All such capital contributions are shown on Exhibit B to this Agreement, which shall be amended as necessary from time to time.

         4.2 LOANS. Any loans from the Sole Member to the Company shall be made on commercially reasonable terms and conditions, and shall not be considered capital contributions.

         4.3 DISTRIBUTIONS. The Company shall make annual distributions of any cash amounts that, in the reasonable determination of the Manager, are not necessary for the Company's operations, expenses or reserves. The Manager is entitled to authorize more frequent distributions of such cash amounts in the Manager's sole discretion.

                                    ARTICLE V
                              TRANSFER OF INTEREST

         5.1 RESTRICTION. The Sole Member shall be prohibited from assigning, selling, exchanging or otherwise transferring its interest in the Company unless all of the following requirements are satisfied: (a) the proposed transaction would apply to the entire interest of the Sole Member in the Company; (b) the proposed transaction would involve one transferee; (c) the prospective transferee tenders full payment of the required purchase price and executes a counterpart signature page to this Agreement as a member of the Company; and (d) the Company receives an opinion from its legal counsel, satisfactory to the Company in form and substance, confirming that the proposed transaction would not violate any federal or state securities laws or any other applicable laws.

         5.2 EFFECT OF TRANSFER. If the Sole Member transfers its entire interest in the Company in accordance with this Agreement, such transfer shall operate, upon completion, as the complete resignation or withdrawal of the Sole Member from the Company.

         5.3 RELATED MATTERS. Any transaction that is subject to this Article and that fails in any way to comply with its provisions shall be ineffective and void.

                                   ARTICLE VI
                                   TAX MATTERS

         6.1 TAX CLASSIFICATION. The Company shall be disregarded as an entity separate from the Sole Member for federal income tax purposes in accordance with the Internal Revenue Code of 1986, as amended, and section 301.7701-3(b)(1)(ii) of the Treasury Regulations thereunder (or any successor provisions thereof).

         6.2 TAX FILINGS. The Company shall make such filings as may be required to maintain its tax classification as a disregarded entity for income tax purposes. The Company may obtain a federal tax identification number for business purposes, and such action shall not be construed as a change to the Company's tax classification as a disregarded entity.

                                   ARTICLE VII
                        INDEMNIFICATION AND REIMBURSEMENT

         7.1 DEFINITIONS. As used in this Article, the term "Affiliate" shall refer to the Sole Member, the Manager (if different from the Sole Member) and the Officers, and each employee, director and officer of the Sole Member or the Manager.

         7.2 INDEMNIFICATION. The Company shall indemnify each Affiliate against any and all claims, liabilities, costs and expenses (including but not limited to reasonable legal fees and costs) arising directly or indirectly from any suit, action, investigation or other proceeding (whether formal or informal) that (a) is brought or threatened against an Affiliate; and (b) is based on the acts or omissions of such Affiliate on behalf of the Company, unless such acts or omissions violated this Agreement, constituted willful misconduct or resulted from a knowing violation of criminal law. The Company shall have no obligation to indemnify an Affiliate to the extent, if any, that the Affiliate is entitled to be indemnified by another source, such as, without limitation, an insurance company.

         7.3 REIMBURSEMENT. If an Affiliate incurs or pays any indemnified cost, the Company shall reimburse the Affiliate for the full amount of such indemnified cost. Such reimbursement shall be due promptly after the Company receives (a) a written request for reimbursement from the Affiliate; (b) all information necessary to establish the nature and amount of the indemnified cost that was incurred or paid by the Affiliate; and (c) a written agreement by the Affiliate to repay such reimbursement if the Company subsequently determines that the Affiliate was not entitled to indemnification or if the Affiliate subsequently receives reimbursement from another source, such as, without limitation, an insurance company.

                                  ARTICLE VIII
                                   DISSOLUTION

         8.1 EVENTS OF DISSOLUTION. The Company shall dissolve upon the occurrence of any of the following events: (a) the written instruction of the Sole Member; or (b) any event requiring dissolution under the Act.

         8.2 WINDING UP OF AFFAIRS. Upon the dissolution of the Company, the Manager shall wind up the affairs of the Company. The Manager shall determine the time, place, manner and other terms of any sales involving the Company's assets, with due regard to the activity and the condition of the Company and the relevant market and economic conditions.

         8.3 FINAL DISTRIBUTIONS. Upon the dissolution of the Company, and subject to the requirements of the Act, the Manager shall distribute the assets of the Company in the following order of priority:

                  (a) first, to any creditors of the Company;

                  (b) second, to known and reasonably estimated costs of dissolution and winding up;

                  (c) third, to any reserves established by the Manager, in the sole discretion thereof, for contingent liabilities of the Company; and

                  (d) fourth, to the Sole Member.

         8.4 FILING OF CERTIFICATE OF CANCELLATION. Following the winding up of the Company, the Manager shall be responsible for filing, if necessary, a Certificate of Cancellation on behalf of the Company with the Delaware Secretary of State, together with any other documents required to terminate the Company and its legal existence.

                                   ARTICLE IX
                                 ADMINISTRATION

         9.1 OFFICES. The Company's initial registered office and registered agent shall be as designated in its Certificate of Formation. The Manager shall be entitled to change such designations from time to time, in the Manager's sole discretion, subject to any requirements of the Act.

         9.2  INFORMATION  AND  RECORDS.  The Company  shall keep  accurate  and
complete   information  and  records  at  its  principal  office  (the  "Company
Records").

         9.3 INSPECTION. Upon prior notice to the Company of at least two (2) business days, any designated representative of the Sole Member shall be entitled, during normal business hours, to inspect the Company Records and to copy them at the expense of the Sole Member.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

         10.1 GOVERNING LAW. The laws of the State of Delaware (without regard to those laws involving choice of law) shall govern this Agreement and all matters relating to its interpretation or enforcement.

         10.2 OTHER AGREEMENTS. Any prior operating agreements with respect to the Company, whether oral or written, have been merged and integrated into this Agreement and are superseded by this Agreement.

         10.3 MODIFICATIONS AND WAIVERS. Modifications of this Agreement shall not be binding, valid or enforceable unless they are approved in writing by each of the parties. Any modification or waiver of a provision in this Agreement shall be limited to that provision and the occasion on which it occurred, and shall not be construed as a modification or waiver with respect to any other provision or occasion.

         10.4 ENFORCEABLE PROVISIONS. All provisions in this Agreement are severable and each valid and enforceable provision shall remain in full force and effect, regardless of any judicial or other official declaration that certain provisions are invalid or unenforceable.

         10.5 CAPTIONS AND HEADINGS. Captions and headings are used in this Agreement for convenience only and shall not affect its interpretation or enforcement. Terms such as "hereof," "hereby," "hereto," "herein" and "hereunder" shall be deemed to refer to this Agreement as a whole, rather than to any particular provision.

         10.6 SUCCESSORS. This Agreement shall be binding upon, and enforceable against, the parties and all of their permitted assignees and successors in title or interest.

         10.7 EXCLUSION OF THIRD PARTY BENEFIT. This Agreement is not intended for the benefit of any person or entity who is not a party to this Agreement (such as, without limitation, a creditor of the Company or of the Sole Member), and no such person or entity shall have any rights in connection with this Agreement, whether for enforcement or otherwise.

         10.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute, when taken together, a single instrument.

WITNESS the following signatures:


COMPANY:                            CRIT-NC III, LLC
                                    a Delaware limited liability company

                                    By:  CRIT Special II, Inc.
                                    Its: Sole Member


                                         By:      /s/ Stanley J. Olander, Jr.
                                                  ---------------------------
                                                  Stanley J. Olander, Jr.
                                                  Vice President


SOLE MEMBER:                        CRIT Special II, Inc.
                                    a Virginia corporation


                                    By:      /s/ Stanley J. Olander, Jr.
                                             ---------------------------
                                             Stanley J. Olander, Jr.
                                             Vice President

                                    Exhibit A

                              (List of Properties)

The Properties consist of those real properties, together with all improvements thereon, that are located at the following addresses:


         Highland Hills Apartments
         180 BPW Club Road
         Carrboro, North Carolina  27510

                                    Exhibit B


                             Capital Contribution(s)


Name and Address                               Amount of                  Type of                  Date of
of Member                                 Capital Contribution         Contribution             Contribution
---------                                 --------------------         -------------            ------------
CRIT Special II, Inc.                           $100.00                    Cash                 March 6, 2001
306 East Main Street
Richmond, Virginia  23219